UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 27, 2021
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 27, 2021, Michael K. Sergesketter, Vice President, Chief Financial Officer of Kimball Electronics, Inc. (the “Company”) informed the Company of his intention to retire at the end of the fiscal year on June 30, 2021. Mr. Sergesketter has served as Chief Financial Officer since the Company became a stand-alone public company in October 2014, and his decision to retire as the Chief Financial Officer is not the result of any disagreement on any matter relating to the Company’s accounting practices, operations, or policies.
The Company has appointed Jana T. Croom to the role of Vice President, Chief Financial Officer, effective July 1, 2021. Ms. Croom, age 44, joined the Company in January 2021 as Vice President, Finance. Ms. Croom has more than 20 years of experience in various areas of finance and was previously employed by NiSource Inc., one of the largest fully regulated utility companies in the United States, since 2012. Ms. Croom most recently held the position of Vice President, Financial Planning & Analysis at NiSource and previous roles included director roles in operations planning, state finance, and regulatory affairs. Ms. Croom is a graduate from the College of Wooster and earned a Master’s degree in Business Administration from the Fisher College of Business at The Ohio State University.
Ms. Croom is not related to any member of the Board or any executive officer of the Company and is not a party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Croom and any other persons pursuant to which she was appointed Chief Financial Officer.
The information called for under Item 5.02(c)(3) has not been determined at the time of this filing, and the Company will timely file an amendment to this Current Report on Form 8-K once the information has been determined and is available.
The Company’s press release announcing the retirement of Mr. Sergesketter and the appointment of Ms. Croom is attached on Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated April 29, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ John H. Kahle
JOHN H. KAHLE Vice President, General Counsel, Chief Compliance Officer, and Secretary
Date: April 29, 2021